Exhibit 99.1

Talaris Therapeutics and Tourmaline Bio Announce Merger Agreement

Merger to create Nasdaq-listed, late-stage clinical biotechnology company focused on developing Tourmaline’s anti-IL-6 antibody (TOUR006) in thyroid eye disease (TED) and atherosclerotic cardiovascular disease (ASCVD)

Combined company expected to have approximately $210 million of cash at the transaction close, including approximately $75 million from a concurrent private placement with leading life sciences investors

Strong balance sheet expected to support three clinical trials for TOUR006 including a Phase 2b trial in TED, a Phase 2 basket trial in additional TED cohorts, and a Phase 2 trial in ASCVD

Talaris stockholders expected to receive approximately $3.43 per Talaris share, including a cash dividend up to approximately $64.8 million and approximately 21.3% of the combined company

BOSTON and NEW YORK – June 22, 2023 – Talaris Therapeutics, Inc. (Nasdaq: TALS) (“Talaris”) and Tourmaline Bio, Inc. (“Tourmaline”), a late-stage clinical biotechnology company developing transformative medicines to dramatically improve the lives of patients with life-altering immune diseases, today announced that the companies have entered into a definitive agreement under which Tourmaline will combine with Talaris in an all-stock transaction (the “Merger”). The combined company will focus on advancing Tourmaline’s lead program, TOUR006, a potentially best-in-class anti-IL-6 antibody, for the treatment of thyroid eye disease (TED) and atherosclerotic cardiovascular disease (ASCVD). Upon completion of the Merger, the combined company will operate under the name Tourmaline Bio, Inc. and trade on the Nasdaq under the ticker symbol “TRML.” In addition, Talaris anticipates making a cash dividend of up to approximately $64.8 million to its stockholders prior to the closing of the Merger.

In support of the Merger, Tourmaline has entered into an agreement for a $75 million private placement with a syndicate of new and existing institutional life sciences investors including Acuta Capital Partners, Affinity Asset Advisors, Braidwell LP, Cowen Healthcare Investments, Deep Track Capital, Great Point Partners, LLC, KVP Capital, Logos Capital, Paradigm BioCapital, Qiming Venture Partners USA, RA Capital Management, LP, StemPoint Capital LP, TCGX, Vivo Capital, and other undisclosed investors. Tourmaline previously completed a $112 million Series A financing in 2023 that was co-led by Deep Track Capital, Cowen Healthcare Investments, and TCGX. Tourmaline was founded in September 2021 and initially financed in May 2022 by Hydra, KVP Capital, Petrichor, and QVT Family Office.

“We are thrilled to be entering into this transaction with Talaris,” said Sandeep Kulkarni, MD, Chief Executive Officer of Tourmaline. “We have assembled a world-class team with deep experience developing antibodies for immune disorders and are now on the verge of beginning our Phase 2 development campaign in multiple indications. We believe that TOUR006 has best-in-class potential and could be a transformative treatment option for millions of patients suffering from immune disorders. This merger and the support from leading life sciences investors will allow us to accelerate our development plans in TED, heart disease, and potentially other indications.”

“The Talaris Board of Directors conducted a review of strategic alternatives to identify paths to provide value to our stockholders. We believe the transaction we are announcing today with Tourmaline, together with the expected cash dividend of up to approximately $64.8 million, presents a compelling opportunity for our shareholders,” said Mary Kay Fenton, Interim Chief Executive Officer of Talaris. “TOUR006 is a promising clinical asset with near-term, value-creating milestone opportunities. We look forward to its future success.”

Tourmaline’s lead program, TOUR006, is an anti-IL-6 antibody with best-in-class properties including high binding affinity to IL-6 and a naturally long half-life which potentially enable delivery as a low-volume, infrequently administered, subcutaneous injection. Tourmaline’s strategy is to develop TOUR006 in diseases characterized by inflammation and autoantibodies, where IL-6 pathway inhibitors have been underexplored despite compelling signals of clinical benefit. Following this strategy, Tourmaline’s lead indication is TED, also known as Graves’ ophthalmopathy, an autoimmune disease characterized by inflammation and disfigurement around the eye which can be sight-threatening in severe cases. Off-label use of IL-6 pathway inhibitors in TED has been well-documented in literature demonstrating strong evidence of the ability of such inhibitors to reduce inflammation, eye-bulging, and key biomarkers such as pathogenic autoantibodies. Tourmaline plans to initiate a Phase 2b trial of TOUR006 for the treatment of TED in the third quarter of 2023. The planned second indication for TOUR006 is ASCVD, which continues to be a leading cause of death globally despite the wide availability of oral therapies. IL-6 has been implicated as a promising drug target for addressing ASCVD by over two decades of clinical, genetic, and experimental research. Tourmaline plans to initiate a Phase 2 trial of TOUR006 in ASCVD in 2024. Tourmaline plans to seek additional indication opportunities for TOUR006 among the wide array of diseases where IL-6 inhibition has been validated. TOUR006 was licensed by Tourmaline from Pfizer Inc. in May 2022. Pfizer had completed Phase 1 and Phase 2 trials in other indications with a safety profile consistent with the anti-IL-6 and anti-IL-6R class.

About the Merger

Under the terms of the merger agreement, Tourmaline stockholders (including Tourmaline stockholders issued shares in the private placement) will receive shares of Talaris common stock upon the consummation of the Merger. In addition to their shares of Talaris common stock, Talaris stockholders will participate in a cash dividend of up to approximately $64.8 million in connection with, and prior to, the Merger.

Tourmaline stockholders immediately prior to the Merger (including Tourmaline stockholders issued shares in the private placement) are expected to own approximately 78.7% of the combined company and Talaris stockholders immediately prior to the Merger are expected to own approximately 21.3% of the combined company, each on a fully diluted basis. The percentage of the combined company that each company’s former stockholders are expected to own may be adjusted based on Talaris’ net cash at closing (subject to a collar) and the proceeds from the sale of certain of Talaris’ legacy assets prior to closing.

The Merger has been unanimously approved by the Board of Directors of both companies and both Boards of Directors have recommended that their respective stockholders approve the matters regarding the Merger. The Merger is expected to close in the fourth quarter of 2023, subject to approvals by stockholders of each company and other customary closing conditions.

In connection with the Merger, directors, officers and certain stockholders of each of Tourmaline and Talaris have executed support agreements, pursuant to the terms of which they have agreed to vote all of their shares of capital stock in favor of the Merger or the issuance of Talaris shares in the Merger, as applicable.

Jefferies, Piper Sandler, Guggenheim Securities, and Truist Securities are serving as placement agents to Tourmaline in connection with the private placement and Cooley LLP is serving as legal counsel to Tourmaline in connection with the private placement and the Merger. SVB Securities is serving as exclusive financial advisor to Talaris and Goodwin Procter LLP is serving as legal counsel to Talaris.

Management and Organization

Following the Merger, the combined company will be led by current members of the Tourmaline leadership team, including:

•	Sandeep Kulkarni, MD, Chief Executive Officer

•	Yung Chyung, MD, Chief Medical Officer

•	Brad Middlekauff, JD, Chief Business Officer and General Counsel

•	Susan Dana Jones, PhD, Chief Technology Officer

•	Ryan Iarrobino, Senior Vice President, Product Development

•	Kevin Johnson, PhD, Chief Regulatory Officer

•	Dora Rau, Senior Vice President, Head of Quality

The merger agreement provides that the Board of Directors of the combined company will be composed of seven board members; five board members, including the CEO of Tourmaline, will be named by Tourmaline and two board members will be named by Talaris.

About Tourmaline Bio, Inc.

Tourmaline Bio is a late-stage clinical biotechnology company driven by its mission to develop transformative medicines that dramatically improve the lives of patients with life-altering immune diseases. Tourmaline’s lead program, TOUR006, is an anti-IL-6 antibody which exhibits best-in-class properties including high binding affinity to IL-6 and a naturally long half-life. To date, TOUR006 has been studied in over 400 autoimmune patients across six clinical trials. Tourmaline plans to develop TOUR006 in thyroid eye disease (TED) and atherosclerotic cardiovascular disease (ASCVD) as its lead and secondary indications, respectively, with additional indications under consideration.

About Talaris Therapeutics, Inc.

Talaris Therapeutics, Inc., prior to its review of strategic alternatives, was a cell therapy company developing an innovative method of allogeneic hematopoietic stem cell transplantation (“allo-HSCT”), called Facilitated Allo-HSCT Therapy.

Participants in the Solicitation

This communication relates to the proposed merger transaction involving Talaris and Tourmaline and may be deemed to be solicitation material in respect of the proposed merger transaction. In connection with the proposed merger transaction, Talaris will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4 (the “Form S-4”) that will contain a proxy statement (the “Proxy Statement”) and prospectus. This communication is not a substitute for the Form S-4, the Proxy Statement or for any other document that Talaris may file with the SEC and or send to Talaris’ shareholders in connection with the proposed merger transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF TALARIS ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TALARIS, THE PROPOSED MERGER TRANSACTION AND RELATED MATTERS.

Additional Information and Where to Find It

Investors and security holders will be able to obtain free copies of the Form S-4, the Proxy Statement and other documents filed by Talaris with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by Talaris with the SEC will also be available free of charge on Talaris’ website at www.talaristx.com, or by contacting Talaris’ Investor Relations at investors@talaristx.com. Talaris, Tourmaline, and their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies from Talaris’ shareholders with respect to the proposed merger transaction under the rules of the SEC. Information about the directors and executive officers of Talaris is set forth in its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 31, 2023, and in subsequent documents filed with the SEC. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the Form S-4, the Proxy Statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of this document as described above.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed transaction or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, express or implied statements regarding the structure, timing and completion of the proposed Merger; Talaris’ cash position at December 31, 2022 and for subsequent periods; the combined company’s listing on Nasdaq after closing of the proposed Merger; expectations regarding the ownership structure of the combined company; the anticipated timing of closing; the expected executive officers and directors of the combined company; each company’s and the combined company’s expected cash position at the closing of the proposed Merger and cash runway of the combined company; the future operations of the combined company; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of any product candidates or platform technologies of the combined company; the executive and board structure of the combined company; the location of the combined company’s corporate headquarters; anticipated preclinical and clinical drug development activities and related timelines, including the expected timing for data and other clinical results; and other statements that are not historical fact. All statements other than statements of historical fact contained in this communication are forward-looking statements. These forward-looking statements are made as of the date they were first issued, and were based on the then-current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Talaris’ control. Talaris’ actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to (i) the risk that the conditions to the closing of the proposed Merger are not satisfied, including the failure to timely obtain shareholder approval for the transaction, if at all; (ii) uncertainties as to the timing of the consummation of the proposed Merger and the ability of each of Talaris and Tourmaline to consummate the proposed Merger; (iii) risks related to Talaris’ ability to manage its operating expenses and its expenses associated with the proposed merger pending closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed Merger; (v) the risk that as a result of adjustments to the exchange ratio, Talaris shareholders and Tourmaline stockholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of Talaris’ common stock relative to the value suggested by the exchange ratio; (vii) unexpected costs, charges or expenses resulting from the transaction; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger; (ix) the uncertainties associated with Tourmaline’s platform technologies, as well as risks associated with the clinical development and regulatory approval of product candidates, including potential delays in the commencement, enrollment and completion of clinical trials; (x) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance these product candidates and its preclinical programs; (xi) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (xii) risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; (xiii) risks associated with the possible failure to realize certain anticipated benefits of the proposed Merger, including with respect to future financial and operating results; (xiv) risks associated with Talaris’ financial close process; (xv) the risk that the pre-closing financing is not consummated; and (xvi) the risk that Talaris shareholders receive more or less of the cash dividend than is currently anticipated, among others. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Talaris’ Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC, and in other filings that Talaris makes and will make with the SEC in connection with the proposed Merger, including the Proxy Statement described above under “Additional Information about the Proposed Merger Transaction and Where to Find It.” You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Talaris expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

For Talaris:

Investor Contact

Chris Brinzey

ICR Westwicke

chris.brinzey@westwicke.com

(339) 970-2843

For Tourmaline:

Lee M. Stern

Meru Advisors

lstern@meruadvisors.com